SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 30, 2004

                     Global Environmental Energy Corporation
                   -------------------------------------------
             (Exact name of registrant as specified by its charter)


     Bahamas                       33-24483-NY                  00-0000000
------------------------       ----------------------     ----------------------
(State or other jurisdic-         (Commission File         (IRS Employer
tion of incorporation)                Number)             Identification Number)


MAGNA CARTA COURT
PARLIAMENT & SHIRLEY STREETS
P.O. BOX N-918
NASSAU, BAHAMAS                                                N/A
---------------------------------------         --------------------------------
(address of principal executive offices)                   (zip code)


4640 South Carrollton Ave Suite 2A-6
New Orleans, La                                                70199
---------------------------------------         --------------------------------
(address of principal business offices)                    (zip code)


Registrant's telephone number, including area code:  (877) 723-6315


                     Life Energy & Technology Holdings, Inc
                 7537 Leesburg Pike #200 Falls Church, VA 22043
             -------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     Existing shareholders of Global Environmental Energy Corporation, formerly known as Life Energy & Technology Inc., are to receive one share of Global Environmental Energy Corp. for each share of Life Energy & Technology Holdings, Inc., as of August 30, 2004.

     Shareholders who hold existing LETH share certificates may obtain replacement Global share certificates directly from the company's transfer agent Signature Stock Transfer. Shareholders with shares held in brokerage accounts will automatically now trade under the name Global Environmental Energy, Corp. Of note, the change will not affect the day-to-day operations of the company, and Global Environmental Energy will continue to maintain offices and manufacturing in the United States.


ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

     Life Energy & Technology Holdings, Inc., (OTC-BB: LETH), board of directors has approved a name change from Life Energy & Technology Holdings, Inc. to Global Environmental Energy Corp., effective as of August 30th 2004. The new trading symbol for Global Environmental Energy Corp. has been applied for.

     Global Environmental Energy Corporation, formerly known as Life Energy & Technology Inc, board of directors has approved its situs of incorporation to be moved from Delaware to Nassau in the Commonwealth of Bahamas effective Monday August 30, 2004.


ITEM 8.01. OTHER EVENTS

     On August 30th, 2004 Global Environmental Energy Corp., formerly known as Life Energy & Technology Inc, has caused its situs of incorporation to be moved from Delaware New Providence in the Commonwealth of Bahamas.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
----------------------------------------------------------------------

3.1 *   Certificate of Incorporation

3.2 *   By-Laws of Global Environmental Energy Corp.

10.1* Board minutes authorizing formation of Global Environmental Energy Corporation in Bahamas
----------------------
*   Filed herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        Global Environmental Energy Corp.




By: /s/ Dr CA McCormack
---------------------------
Dr CA McCormack,
B.Sc., Ph.D., N.I.H.C., M.PS., M.ARVO., F.F., Ful.S.,
President & Chief Executive Officer,
Global Environmental Energy Corp.
for and on behalf of Global Environmental Energy Corp.

Date: August 30th 2004